UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 6, 2025

SONDER HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware		001-39907	85-2097088
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

447 Sutter St., Suite 405 #542
San Francisco,	California		94108
(Address of principal executive offices)			(Zip Code)
(617) 300-0956
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SOND	The Nasdaq Stock Market LLC
Warrants, each 20 warrants exercisable for one share of Common Stock at an exercise price of $230.00 per share	SONDW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 6, 2025, Sonder Holdings Inc. (the “Company”) filed a certificate of amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect an increase in the number of authorized shares (the “Authorized Shares Increase”) of capital stock of the Company from 409,309,144 shares to 462,921,255 shares, consisting of (a) 212,921,255 shares of general common stock, including (i) 210,921,255 shares of common stock and (ii) 2,000,000 shares of special voting common stock, and (b) 250,000,000 shares of preferred stock, par value $0.0001 per share, effective as of 4:50 p.m., Eastern Time, on June 6, 2025 (the “Effective Time”).

The Company’s stockholders approved the Authorized Shares Increase at a special meeting of stockholders held on June 6, 2025 (the “Special Meeting”). Additional information about the stockholder vote is provided under Item 5.07 of this Current Report on Form 8-K below.

The information set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Special Meeting, a total of 20,126,873 (or 63.78%) of the Company’s issued and outstanding shares of common stock, including special voting common stock, held of record as April 9, 2025, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum for the transaction of business at the Special Meeting.

The Company’s stockholders voted on the following proposals at the Special Meeting, which are described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on May 15, 2025 (the “Proxy Statement”). The final vote tabulation for each proposal is set forth below.

1.To approve, for purposes of complying with Nasdaq Listing Rules 5635(b), (c), and (d), the issuance of shares of the Company’s common stock issuable upon conversion of the Preferred Shares and upon the exercise of the NPA Warrants (each as defined in the Proxy Statement).

The proposal was approved as set forth below:

For	Against	Abstain
20,065,515	44,930	16,428

2.    To approve the Certificate of Amendment to increase the Company’s authorized shares of capital stock from 409,309,144 shares to 462,921,255 shares, consisting of (a) 212,921,255 shares of general common stock, including (i) 210,921,255 shares of common stock and (ii) 2,000,000 shares of special voting common stock, and (b) 250,000,000 shares of preferred stock, par value $0.0001 per share.

The proposal was approved as set forth below:

For	Against	Abstain
20,065,499	45,018	16,356

Item 9.01     Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Sonder Holdings Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonder Holdings Inc.

Date: June 11, 2025	By:	/s/ Vanessa Barmack
	Name:	Vanessa Barmack
	Title:	General Counsel and Secretary